SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                 April 15, 2004
                                 ----- --- ----
                Date of Report (Date of earliest event reported)


                              VIKING SYSTEMS, INC.
                              ------ -------- ----
           (Name of Small Business Issuer as specified in its charter)

                Nevada                                    86-0913802
                ------                                    ----------
      (State or other jurisdiction of                 (I.R.S. employer
      incorporation or organization)                  identification No.)

                            SEC File Number 000-49636

                 7514 Girard Ave, Suite 1509, La Jolla, CA 92037
                    (Address of principal executive offices)

         Registrant's telephone no., including area code: (858) 456-6608




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In this current  report  references to "Viking,"  "we," "us," and "our" refer to
Viking Systems, Inc.

                           FORWARD LOOKING STATEMENTS

This  current  report  contains  certain  forward-looking   statements  and  any
statements contained in this current report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "estimate" or "continue" or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within Viking's control. These factors include, but are not limited to, economic conditions generally and in the markets in which Viking may participate, competition within Viking's markets and failure by Viking to successfully develop business relationships.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)-(b) Financial Statements of Business Acquired and Pro Forma Financial Information. This Form 8-K/A amends our Current Report on Form 8-K filed April 19, 2004. That current report described our acquisition on April 15, 2004 of substantially all of the assets of the visualization business operations of Vista Medical Technologies, Inc., a Delaware corporation. This amendment provides the financial information required to be provided with that current report, as provided in Item 7(a) and Item 7(b) of Form 8-K.

The following audited financial information is filed as Exhibit 99.1 and incorporated herein by reference:

     (i) Report of Independent Auditors for the Vista Medical Technologies Visualization Business Segment, a segment of Vista Medical Technologies, Inc.

     (ii) Balance Sheet at December 31, 2003 and 2002

     (iii)  Statement of  Operations  for the years ended  December 31, 2003 and
2002

     (iv) Statement of Equity for the years ended December 31, 2003 and 2002

     (v) Statements of Cash Flows for the years ended December 31, 2003 and 2002

     (vi) Notes to Financial Statements

     The following unaudited pro forma financial information for the Vista Medical Technologies Visualization Business Segment, a segment of Vista Medical Technologies, Inc. is filed as Exhibit 99.2 and incorporated herein by reference:

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     (i) Unaudited Pro forma Condensed Combined Balance Sheet at March 31, 2004

     (ii) Unaudited Pro forma Condensed Combined Statements of Operations for the year ended December 31, 2003

     (iii) Unaudited Pro forma Condensed Combined Statement of Operations for the year ended December 31, 2003

     (iv) Notes to Unaudited Pro forma Combined Condensed Financial Statements

(c) Exhibits.

     99.1  Audited   Financial   Statements   of  Vista   Medical   Technologies
Visualization Business Segment, a segment of Vista Medical Technologies, Inc. as of and for the years ended December 31, 2003 and 2002

     99.2 Unaudited Pro forma Combined Condensed Financial Statements as of and for the period ended March 31, 2004 and the year ended December 31, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 9, 2004                 VIKING SYSTEMS, INC.

                                    By /s/ Thomas B. Marsh
                                       -------------------------------
                                           Thomas B. Marsh,
                                           President/Chairman of the Board














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